U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2007

Purchase Point Media Corp.
(Exact name of registrant as specified in its charter)

000-25385
(Commission File No.)

Minnesota	41-1853993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1100 Melville Street, Suite 320
Vancouver, BC Canada V6E 4A6
(778) 786-1005
(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 78 - Regulation FD

Item 7.01 Regulation FD Disclosure

The Registrant‘s Board of Directors has approved, on April 30, 2007, that the common stock of the Registrant shall be reversed with the issuance of one (1) new share of common stock for each twenty (20) old shares of common stock. The record date for the reverse split shall be May 2, 2007. The Registrant shall file a Schedule 14C Information Statement with the Securities and Exchange Commission, and will send copies to the shareholders of the Registrant more fully explaining the reasons behind the reverse split and the procedure being followed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Purchase Point Media Corp.

Date: April 30, 2007	By:	/s/ Albert Folsom
Albert Folsom
President, Chief Executive Officer, Chief Financial Officer and Director